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                                                                   EXHIBIT 10.96

                             THE RIBEIRO CORPORATION


This Lease made and entered into June 23, 1997, by and between

QUAIL PARK IV, AND NV LTD PARTNERSHIP

hereinafter called "Lessor", and

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION

hereinafter called "Lessee".

                                          WITNESSETH:

DEMISED
PREMISES

Lessor hereby leases, demises and lets unto Lessee, and Lessee hereby leases, hires and takes from Lessor those certain Premises hereinafter called the "Demised Premises," located in the certain building (the "Building"), described as follows:

THAT APPROXIMATE 3,840 SQUARE FEET OF OFFICE SPACE LOCATED AT 2810 W. CHARLESTON, LAS VEGAS, NEVADA 89102, KNOWN AS UNIT #77 & #78 AS INDICATED IN RED ON EXHIBIT "B" ATTACHED.

This lease is made upon the following terms, covenants, and conditions to which the parties hereby agree:

TERM:

        1. The term of this Lease shall commence on AUGUST 1, 1997, and shall continue for a term of THIRTY-SIX (36) months from and after said date of commencement. If the Demised Premises require improvements to be constructed by the Lessor prior to occupancy of the said Demised Premises require improvements shall be set out in "Exhibit A" attached hereto, consisting of plans, specifications and descriptions of the work to be performed prior to said date of occupancy, together with the specification as to the cost of such improvements and the party to bear such cost of improvement. If, despite Lessor's best efforts, said Demised Premises, as improved in accordance with the agreement of the parties, are not delivered by Lessor on or before N/A 19 , this Lease shall have no further force or effect and each party shall be relieved of all obligations each to the other, provided that said date will be extended for a period equal to the time construction has been delayed due to causes beyond the reasonable control of Lessor.

RENTAL

        2. (a) Lessee agrees to pay a Base Monthly Rental (plus any excise, privilege or sales taxes or any tax levied on the rentals or the receipt thereof, except Lessor's income tax) on the first day of each calendar month throughout the demised term without offset or deduction of any kind. Rental to be paid in lawful monthly of the United States of America, which shall be legal tender at the time of payment of rents, as follows:

10/1/97 - 9/30/98: FIVE THOUSAND NINE HUNDRED FIFTY-TWO ($5,952.00) DOLLARS 10/1/98 - 9/30/99: SIX THOUSAND ONE HUNDRED FORTY-FOUR ($6,144.00) DOLLARS 10/1/99 - 9/30/00: SIX THOUSAND THREE HUNDRED THIRTY-SIX ($6,336.00) DOLLARS

        (b) Lessee understands that the issuance of a check or draft without funds or with intent to defraud is a criminal offense punishable by imprisonment or by a fine or both


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fine and imprisonment.

        (c) In the event the term of this Lease commences other than on the first day of a calendar month, or if the termination date is not the last day of a month, a prorated monthly installment shall be paid for the fractional month during which this Lease commences and/or terminates. Payment of rent shall be made by Lessee to Lessor at such addresses as shall from time to time be designated by Lessor to Lessee in writing.

        (d) If any payment of Base Monthly Rental is not received by Lessor by the fifth (5th) day of the calendar month in which it is due, then that Base Monthly Rental payment shall be increased by five percent (5%) for that month.

Nothing in this Lease shall be construed to permit the payment of rent after the date on which it is due. The parties hereby agree that such late charges represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptable of such late charged by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor excuse or cure any default by Lessee under this Lease, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

        (e) "Rent", "Rental", "rent", or "rental" includes the Base Monthly Rental and other sums as may be due from Lessee pursuant to any of the provisions of this Lease, and any other sums, payable, or becoming payable to lessor under this Lease.

        (f) In the event a check comes back for insufficient funds, a service fee of $25.00 will be assessed to the Lessee.

DEPOSIT

        3. For and as additional consideration for the making of this Lease, Lessee shall pay to Lessor, upon execution of this Lease, the sum of:

SIX THOUSAND FOUR HUNDRED THIRTY-SIX ($6,436.00) DOLLARS

As a security deposit to insure Lessee's faithful performance of the terms, conditions, covenants and agreements of this Lease. The security deposit may not be applied against rental payments by the Lessee. If the Lessee fully complies with all the terms, conditions, covenants an agreements of this Lease, then within thirty (30) days after the expiration of the Lease term, and cleanup completed in conjunction with paragraph 33, the security deposit without interest shall be refunded to Lessee (or, at Lessor's option to the last permitted assignee of Lessee's interests hereunder) less the reasonable value of damages suffered by the Lessor, including but not limited to rental delinquencies, costs of repairs, cleaning, lock and key change charges and other obligations of Lessee to Lessor.

TAXES, INSURANCE
AND ASSESSMENTS

        4.(a) As additional rent, Lessee agrees to pay to Lessor in each year of the term of this Lease a prorated amount equal to any rate increase of liability and casualty insurance required by the insurance company upon the building and Demised Premises in addition to an amount equal to an increase in taxes, general or special assessments, improvements or retrofitting expenses assessed by any federal, state or municipal authority for the real property of which the Building and Demised Premises are a part of. The proration of the insurance, taxes and assessments set forth above shall be based upon the percentage of the total floor space of the Building and Demised Premises, whether occupied or not, to the amount of floor space being leased by Lessee. Such additional rental shall be paid as soon as the amount thereof shall have been determined and upon written demand thereof by Lessor to Lessee, with the next succeeding installment of rental. Such additional rental shall be prorated for the first and last years of the demised terms to reflect


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periods during either or both said years not included within the demised term.

PURPOSED

        5. Lessee agrees to use and occupy the Demised Premises during the term of this Lease for the purpose of:

ADULT PSYCHIATRIC DAYCARE SERVICE & RELATED ACTIVITIES

And for no other purpose whatsoever without the written consent of Lessor, Lessee shall not use, or permit the Demised Premises, or any part thereof, to be used, for any purpose or purposes other than the purpose for which said Demised Premises are hereby leased; and no use shall be made of the Demised Premises, or acts done, which will increase the rate of insurance upon the Building in which said Demised Premises may be located over the standard rate of insurance prevailing in the area in which said Demised Premises are located, or cause a cancellation of any part thereof, or make it impossible for Lessor to obtain an insurance policy covering the Building or any part thereof. If the rate of any insurance carried by Lessor is increased as a result of Lessees use, Lessee shall pay to Lessor the increase within ten (10) days after Lessor delivers to Lessee a certified statement from Lessor's insurance carrier stating that the rate of increase was caused solely by an activity of Lessee on the Premises as permitted in this Lease. Any other provision hereof to the contrary notwithstanding Lessee shall not do or permit anything to done in or about the Premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause maintain or permit any nuisance in, on or about the Premises. Lessee will not commit or suffer to be committed any waste in or upon the Premises.

ALTERATIONS AND
ADDITIONS

        6. (a) Lessee shall not, without Lessor's prior written consent, make any alterations, additions or utility installation, in, on or about the Demised Premises. As used in this Paragraph 6(a), the term "utility installation" shall include ducting, power panels, florescent fixtures, space heaters, conduit and wiring. As a condition to giving such consent, Lessor may require the Lessee agree to remove any such alterations, additions, improvements or utility installations at the expiration of the demised term and to restore the Demised Premises to their prior condition. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work.

        (b) Unless Lessor requires their removal, as set forth in Paragraph 6(a), all alterations, additions, improvements and utility installments (whether or not such utility installations constitute trade fixtures of Lessee), which may be made on the Demised Premises, shall at the expiration or earlier termination of the Lease become the property of Lessor an remain upon and be surrendered with the Demised Premises. Notwithstanding the provision of the Paragraph 6(b), personal property, business and trade fixtures, cabinetwork, furniture, moveable partitions, machinery and equipment other than that which is affixed to the Demised Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 33, at any time during the term of this Lease when Lessee is not in default hereunder.

        (c) If the space is equipped with air conditioning and heating system, Lessor has designed air conditioning and heating system for standard office occupancy only. Such systems are NOT designed for excessive traffic, exposure to outside temperatures, excessive equipment, excessive personnel, nor computer room environment. Upgrading of air conditioning and heating systems can be done at Lessee's expense.

GLASS AND


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DOORS

        7. Lessee shall be responsible for all doors and glass damages by wind, vandalism, etc., on the Demised Premises, and Lessee shall forthwith replace or repair same at Lessor's sole expense.

ABANDONMENT

        8. Lessee agrees not to vacate or abandon the Demised Premises at any time during the demised term. Should Lessee vacate or abandon the Demised Premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be a default hereunder. Lessee agrees that any property not claimed within thirty (30) days after the abandonment of the Demised Premises by the Lessee, or after the expiration of thirty (30) days after the expiration or earlier termination of this Lease, becomes the property of the Lessor and shall be sold by the Lessor and the Lessor is to retain the proceeds derived therefrom as reimbursement for costs related to storing said property, and not as a penalty.

LESSOR'S CONVEYANCE

        9. If during the term of this Lease, Lessor shall repair and maintain the Demised Premises and every part thereof, including but not limited to all glazing, skylights, and signs in good, safe and sanitary condition, except those portions which Lessor agrees to maintain in this Paragraph 10. Lessor shall, at Lessor's expense, repair and maintain only the heating and air conditioning equipment and the exterior walls, exterior roof and cement-embedded or sub surface non-accessible plumbing serving the Demised Premises, sidewalks, driveways, landscaping and parking lots, except that Lessee shall reimburse Lessor for any costs incurred by Lessor in repair and maintenance of damage caused by the intentional or negligent act of Lessee, its officers, agents, partners, employees, tradesmen or customers. Lessor shall not be liable to Lessee or any other party whatsoever for any damage or injury caused by Lessor's failure to keep or maintain said heating and air conditioning equipment, exterior walls, exterior roof, cement-embedded or sub-surface, non-accessible plumbing, landscaping, sidewalks, driveways and parking lots unless Lessee has given Lessor written notice of the need to repair said portions of the Demised Premises and Lessor has failed to make said repairs within a reasonable time after receiving written notice. By entry hereunder, Lessee accepts the Demised Premises as being in good and sanitary order, condition and repair. It is understood and agreed that Lessor has no obligation to alter, remodel, improve, repair, decorate or paint the Demised premises or any part thereof, except as specifically herein set forth, and no representation's respecting the condition of the Demised Premises have been made by Lessor to Lessee, except as specifically herein set forth.

LAWS AND
REGULATIONS

        11. (a) Lessee at its own cost and expense shall comply promptly with all laws, rules, and orders of all Federal, State and Municipal Governments, or departments which may be applicable to the Demised Premises.

        (b) Lessee shall faithfully observe and comply with the rules and regulations adopted by Lessor from time to time and all modifications of any additions thereto from time to time put into effect by Lessor. Lessor shall not be responsible to Lessee for the nonperformance by any other lessee or occupant of the Building of any of said rules and regulations.

INDEMNIFICATION

        12. Lessor shall not be liable to Lessee, its officers, agents, employees, customers, invitees or third parties for any loss or damage to property, including goods, wares and merchandise, or for any injury or death to persons, in, on, or about the Demised Premises. Lessee agrees to indemnify and save Lessor harmless of and from any and all costs, expenses, claims, demands, obligations and liabilities, cause or causes of action by reason of or in connection with the condition of state or repair or use of the Building, common areas, Demised Premises or appurtenances thereto including all adjacent sidewalks, alleys, and parking lots.



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SIGNS AND
AUCTIONS

        13. Lessee shall not place or permit to be placed any advertising, sign, marquee, awning, decoration or other attachment on the common areas, in or on the Building or the real property on which the Building is situated or on the roof, front, windows, doors or exterior walls of the Demised Premises without the prior written consent of Lessor. Lessor may without liability, enter upon the Demised Premises or elsewhere and remove any such advertising, sign, marquee, awning, decoration or attachment affixed in violation of this Paragraph 13, all at Lessee's expense. Lessee shall not conduct any auction in the Demised Premises, the Building, or on any portion of the real property on which the Building and Demised Premises are situated, without Lessor's written consent. Any sign on any Building must be approved by Lessor in writing.

UTILITIES

        14. (a) Lessee, from time to time it first enters the Demised Premises for the purpose of setting fixtures, or from the commencement of the Term of this lease, whichever date shall first occur, and throughout the Term of this Lease shall pay prior to delinquency for all water, gas, heat, light, power, telephone service and all other utilities and services supplied to or consumed in or on the Demised Premises, whether or not separately metered. As additional rent, Lessee agrees to pay to Lessor the additional sum of ONE HUNDRED DOLLARS ($100.00) per month for water and sewer. In the event that there is an increase in water and sewer rates, Lessee shall pay that portion (the determination to be made by Lessor) of increase to Lessor within ten (10) days of written demand therefore by Lessor to Lessee. As additional rent, Lessor agrees to pay to Lessor an additional cost of N/A DOLLARS ($N/A) per month for gas. In the event that there is an increase in gas rates, Lessee shall pay its portion (the determination to be made by Lessor) of increase as the floor area of the Demised Premises bears to the total floor area of the Building, whether occupied or not.
(b) LESSOR shall not be held responsible for any interruption in utilities whatsoever.

ENTRY BY
LESSOR

        15. Lessee shall permit Lessor and its agents to enter the Demised Premises at all reasonable times or any of the following purposes: To inspect the same; to show said Demised Premises to prospective purchasers; to maintain the Building; to make such repairs to the Demised Premises as Lessor is obligated or elects to make; to make repairs, alterations, additions or utility installations to any other portion of the Building; to post notices of non-responsibility for alterations, additions, repairs or utility installations; for the purpose of placing upon the property in which said Premises are located any ordinary "for sale" sign. Lessee shall permit Lessor within sixty (60) days prior to the expiration of this Lease to place upon the Demised Premises ordinary "for lease" signs, and to show said Demised Premises to prospective Lessees during reasonable business hours.

PARTIAL AND TOTAL
DESTRUCTION

        16. Lessor shall carry insurance on the Demised Premises under a standard form of fire and extended coverage policy and in the event of partial destruction of the Demised Premises during the term of this Lease from any cause insured under said policy, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days from date of such destruction, under the then applicable laws and regulations of Federal, State, County and Municipal authorities and in light of the extent of such damage and the then condition of the labor market and availability of materials and supplied, but such partial destruction shall in no way annual or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs shall interfere with the business carried on by Lessee in the Demised Premises. IN the event that the building is destroyed to the extent of not less than fifty percent (50%) of the replacement cost of the Building, Lessor may elect to terminate this Lease, whether the Demised Premises be injured or not. A total destruction of the Building shall automatically terminate this


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lease. Anything in this Paragraph 16 to the contrary, if at the time of any such damage there is less than two (2) months terms remaining on this Lease, then this Lease may at the option of Lessor, be cancelled by notice in writing to Lessee within ten (10) days from the date of such damage.

ASSIGNMENT AND
SUBLETTING

        17. Lessee shall not assign this Lease or any interest herein, nor lease or sublet the Demised Premises, or any party thereof, or any right or privilege appurtenant thereto, nor permit the occupancy or use of any part thereof by any other person, without the written consent of Lessor first had and obtained, and a consent to one assignment, subletting, occupancy or use. The Lessor may refuse its consent without giving any reason whatsoever, and such refusal shall nevertheless be binding on Lessee.

DEFAULT
GROUNDS

        18. If default shall be made in the payment of rent or any installment thereof or in the payment of any other amount required to be paid by Lessee under this Lease, or any other agreement between Lessor and Lessee, or if default shall be made in the performance of any of the other covenants, terms, conditions, or agreements which Lessee is required to observe and perform hereunder, or if the interest of Lessee in its assets and/or this Lease shall be levied on or seized under execution or other legal process, or if any petition shall be filed or other action taken to reorganize or modify Lessee's capital structure, or if Lessee be declared insolvent according to law, or if any assignment of Lessee's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Lessee or its property, or if Lessee shall abandon or vacate the Demised Premises during the term of this Lease, and thereupon at its option may, without notice or demand or any kind to Lessee or any other person, have any one or more of the remedies specified in Paragraph 19, in addition to all other rights and remedies provided at law or in equity.

DEFAULT
REMEDIES

        19. (a) Lessor may re-enter the Demised Premises with or without process of law and take possession of the same and of all equipment and fixtures of Lessee therein and expel or remove Lessee and all other parties occupying the Demised Premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry or for the use of such force and without terminating this Lease, at any time and from time to time to relet the Demised Premises or any part thereof for the account of Lessee, for such term, upon such conditions and at such rental as Lessor may deem proper. IN such event Lessor may receive and collect the rent from such reletting and apply it against any amounts due from Lessee hereunder (including without limitation such expenses as Lessor may have incurred in recovering possession of the Demised Premises, placing the same in good order and condition, altering or repairing the same for reletting, and all other expenses, commissions and charges including attorney's fees which Lessor may have paid or incurred in connection with such repossession on reletting). Lessor may execute any lease made pursuant hereto in Lessor's name or in the name of Lessee as Lessor may see fit, and Lessee thereunder shall be under no obligation to see to the application by Lessor of any rent collected by Lessor nor shall Lessee have any right to collect any rent thereunder. Whether or not the Demised Premises are relet, Lessee shall pay Lessor all amounts required to be paid by Lessee up to the date of Lessor's re-entry and thereafter Lessee shall pay Lessor, until the end of the term hereof, the amount of all rent and other charges required to be paid by Lessee hereunder, less the proceeds of such reletting during the term hereof, if any, after payment of Lessor's expenses as provided above. Such payments by Lessee shall be due at such times as are provided elsewhere in this Lease, and Lessor need not wait until the termination of the Lease to recover them by legal action or otherwise. Lessor shall not, by any re-entry or other act, be deemed to have terminated this Lease or the liability of Lessee for the total rent hereunder unless Lessor shall give Lessee written notice of Lessor's election to terminate this Lease.

        (b) Lessor may give written notice to Lessor's election to terminate this Lease, re-enter the Demised Premises with or without process of law and take possession of the same and of all equipment and fixtures therein, and expel or remove Lessee and all other parties occupying the Demised Premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry or for the use of such force. In such event Lessor shall thereupon be entitled to recover form Lessee the worth, at the time of such termination, of the excess, if any, of the rent and other charges required to be paid by Lessee hereunder for the balance of the term hereof (if this lease had not been so terminated) over the then reasonable rental value of the Demised premises for the same period.

        (c) Lessee hereby released, indemnifies, and holds harmless Lessor from any lability whatsoever for the removal of persons and the removal and storage of property pursuant to subparagraphs (a) and (b) of this Paragraph 19.

        (d) To secure the full and timely performance of all of the Lessee's obligations under this Lease, Lessee hereby grants to Lessor a security interest and lien in all of Lessee's equipment, goods, fixtures, furnishings, furniture, inventory, machinery, trade fixtures, other property, and the proceeds therefrom, now or hereafter to be located within the Demised Premises. In the event of default or breach by Lessee, then with respect to the security interest, Lessor may exercise all of the rights and remedies granted a secured party under the Uniform Commercial Code as adopted to Nevada in effect at the time.

        (e) The remedies given to Lessor in this Paragraph 19 shall be in addition to and supplemental to all other rights and remedies which Lessor may have under the laws then in force.

HOLDING
OVER

        20. If Lessee holds possession of all or a part of the Demised Premises after the expiration of the term of this Lease, with or without the express or implied consent of Lessor, Lessee shall become a Lessee from month-to-month only, upon the terms, covenants, conditions and agreements herein specified, so far as applicable. Such holding over shall not constitute an extension or renewal of this Lease. During such holding over, the Base Monthly Rental shall be increased fifty percent (50%) over the Base Monthly Rental provided in Paragraph 2.

WAIVER

        21. No covenant, term, condition or agreement or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term, condition or agreement shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term, condition or agreement. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term, condition or agreement unless otherwise expressly agreed to by Lessor in writing.

NOTICES

        22. Except as otherwise provided in this lease, all notices or demands of any kind required or desired to be given by Lessor to Lessee hereunder shall be in writing and shall be deemed delivered when hand-delivered or forty-eight
(48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Lessee at the Demised Premises, whether or not Lessee has departed from, abandoned or vacated the Demised Premises. All notices or demands of any kind by Lessee to Lessor shall be in writing and shall be deemed delivered when hand-delivered or forty-eight
(48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Lessor at such address as shall from time to time be designated by Lessor to Lessee in writing.

CONDEMNATION


        23. In the event any condemnation proceedings shall be commenced affecting the Demised Premises, Lessee shall have no right to claim any valuation for its leasehold interest or otherwise by reason of its occupancy of or improvements to said Demised Premises, and any condemnation award (whether adjudicated or by way of settlement) shall belong in its entirety to Lessor. In the event of condemnation of a part of the Demised Premises, the rent shall be reduced in the proportion that the floor area taken bears to the total floor area prior to the taking. If condemnation takes more than twenty-five percent (25%) of the floor area of the Demised Premises or if the amount of Lessee's parking area following condemnation is not sufficient to meet the deed restrictions, if any, concerning parking on the real property on which the Demised Premises are situated, or the local parking ordinances, if any, only then, may Lessee, at Lessee's option, terminate this Lease as of the date the condemning authority takes possession of said condemned portion by giving written notice of termination to Lessor within ten (10) days after the condemning authority takes such possession. If Lessee does not terminate this Lease as hereinabove immediately provided, then the rent payable shall be reduced as set forth above.

SUBORDINATION

        24. This Lease at Lessor's option shall be subject and subordinate to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the real property or improvements, or either thereof, of which the Demised Premises are a part, or on or against Lessor's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. If any mortgagee or trustee shall elect to have this Lease prior to the lien of its mortgage or deed of trust, whether this Lease is date prior or subsequent to the date of said mortgage or deed of trust or the date of the recording thereof. Lessee covenants and agrees to execute and deliver upon demand, without charge therefore, such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

PARKING AND
COMMON AREA

        25. (a) Lessee and its customers, employees and tradesmen may park only operating vehicles on the surfaced parking lot adjacent to the Demised Premises only during Lessee's normal business hours on terms and conditions as may be established by Lessor from time to time during the term of this Lease. The parking areas referred to in the Paragraph 25 shall be used on a non-exclusive basis with other occupants of the Building. The parking lot may not be used to store vehicles or to work on vehicles. No vehicle shall be parked a parking lot for more than twenty-four (24) consecutive hours. Any vehicles parked in the parking lots in breach of these terms may be towed away at Lessee's expense. Lessee releases, indemnifies, and holds harmless Lessor and Lessor's officers, employees and agents from any claims arising from or relating to such towing of vehicles including any consequential damages or loss of property or loss of the use of the vehicle or other property. The right to tow a vehicle in addition to Lessor's rights under the Lease for default or breach of any of the terms hereof.

        (b) Other than parking, egress and ingress, Lessee has no right to use the common areas, and Lessee shall not obstruct the common areas, including the sidewalks, landscaped areas, paved areas, parking lots, or driveways. Animals including watchdogs, are not allowed on the Demised Premises or common areas.

SUCCESSORS

        26. All the terms, covenants and conditions hereof shall be binding upon and insure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, provided that nothing in this paragraph shall be deemed to permit any assignment, sub-letting, occupancy or use contrary to the provisions of Paragraph 17.

ENTIRE
AGREEMENT

        27. This lease, along with any exhibits an attachments hereto, constitutes the entire agreement between Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance, then Lessor shall not be in default if Lessor commences performance with in such thirty (30) day period and thereafter diligently prosecutes the same to completion.

LIABILITY
INSURANCE

        28. Lessor shall not be in default under this Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

LIABILITY
INSURANCE

        29. Lessor shall, at Lessee's sole cost and expense, obtain and keep in force urging the term of this Lease a policy of comprehensive public liability insurance insuring Lessor, Lessee and Lessor's mortgagee against any liability arising out of the ownership, use, occupancy or maintenance of the Demised Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less that $1,000,000.00 for injury or death of one person in any one accident or occurrence and in the amount of not less than $1,000,000.00 for injury or death or more than one person in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $500,000.00. The limit of any such insurance shall not, however, limit the liability of the Lessee hereunder, Lessee may provide this insurance under a blanket policy, provided that said insurance shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain same, but a the expense of Lessee. Insurance required hereunder shall be in companies approved by Lessor which approval shall not be unreasonably withheld. Lessee shall deliver to Lessor, upon request, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancelable or subject to reduction of coverage without thirty (30) days prior written notice to Lessor. All such policies not contributing with and not in excess of coverage which Lessor may carry.

ESTOPPEL CERTIFICATE

        30. Lessee shall at any time upon not less than ten (10) days prior written notice form Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Demised Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor,
(ii) that there are not uncured defaults in Lessor's performance, and (iii) that not more than one (1) month's rent has been paid in advance. If Lessor desires to finance or refinance the Demised Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three (3) years financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

COSTS OF SUIT

        31. (a) If Lessee or Lessor shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Lessor for the recovery of rent or possession of the Demised Premises, the losing party shall pay the successful party a reasonable sum for attorney's fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

        (b) Should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by Lessee or by a third party against Lessee, or by or against any person holding under or using the Demised Premises by license of Lessee, or for the foreclosure of any lien for labor or material furnished to or for Lessee for any such other person, Lessee covenants to save and hold Lessor harmless from any judgment rendered against Lessor or the Demised Premises or any part thereof, and all costs and expenses, including reasonable attorney's fees, incurred by Lessor in or in connection with such litigation.

CHOICE OF LAW

        32. This Lease shall be governed, construed and enforced by the laws of the state of Nevada.

SURRENDER

        33. Upon the expiration or earlier termination of this Lease, Lessee shall remove all of its signs from the Demised Premises, return the keys and surrender the Demised Premises in a condition satisfactory to Lessor. Lessee, at its sole costs and expense, agrees to repair any damage to the Demised Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, moveable partitions, or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the wall where required by Lessor to Lessor's reasonable satisfaction. Lessee shall indemnify Lessor against any loss or liability resulting from delay by Lessee in so surrendering the Demised Premises, including without limitation, any claims made by any succeeding Lessee founded on such delay.

MISCELLANEOUS

        34. The marginal captions of this Lease are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms and provisions hereof. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine, words in the masculine or feminine gender include the neuter. If there be more than one Lessor or Lessee, the obligations hereunder imposed upon Lessor lessee shall be joint and several.


TIME

        35. Time is of the essence of this Lease and each and all of its provisions.

PARKING
LIMITS

        36. (a) Lessor shall have the right to limit the amount of vehicles parked on the Demised Premises in connection with Lessee's business during the term of this Lease.

            (b) No storage, repairs, or cleaning of vehicles, parts, or equipment outside the units will be permitted.

PROMOTIONAL

MATERIAL

        37. Lessee shall not use pictures of Lessor's properties for, but not limited to, brochures, advertising, or promotional activities without written consent of Lessor.

ALARM
SYSTEMS

        38. No alarm systems shall be attached to the exterior walls of the Building. When installing a system, the alarm box must be inside the unit. Lessee shall, at Lessee's sole expense, be responsible for removal of alarm system and restoring the Demised Premises to its original condition.

USE OF
DUMPSTERS

        39. "In the areas where dumpsters are provided, Lessee may utilize the dumpsters for wastepaper trash only". Packing skids, boxes and garbage form the complex or home are not to be placed in or around dumpsters. It is the sole responsibility of Lessee to dispose of excessive trash and packaging materials somewhere else or obtain their own dumpster. "In areas where dumpsters are not provided, it is Lessee's sole responsibility to dispose of their trash or provide their own dumpster". Trash stored outside Building, not in dumpster, is prohibited and Lessor shall have the right to charge a find to lessee for committing said storage or waste on the Premises.

        40. Lessee agrees not to park vehicles in front of other units whether vacant or occupied.

        41. Lessee agrees not to wash or work on vehicles outside Demised Premises.

        42. Lessee is with understanding that he is allotted one (1) parking space per 300 square feet of office space.

        43. Lessee shall be held responsible for verifying zip code of said unit address.

TOXIC
WASTE

        44. Lessee guarantees that, to the best of his knowledge, neither he nor any of his employees, agents or visitors to the Demised Premises shall use, store or dispose of any hazardous or toxic materials or chemicals within the subject Demised Premises or any other area within the Project that Premises is a part of. Any such use or storage of any hazardous or toxic materials or chemicals within the subject Demised Premises or other parts of the Project shall constitute a material breach of this lease, and Lessor shall be entitled to implement all means necessary to recover form this breach (as outlined within the Lease). In addition, Lessee shall have sole financial and legal responsibility for the proper and legal clean-up of any spillage or other contamination caused by any use of toxic or hazardous material within Lessee's leased Demised Premises or the Project in general. It is further agrees, that if upon written notice form Lessor that Lessee has violated the above provisions of this Agreement, Lessee does not complete necessary steps (as outlined in said written notice from Lessor), to achieve satisfactory clean-up within 72 hours, Lessor shall have the right to complete the necessary clean-up and bill entire cost (including any legal costs incurred by Lessor) of same to Lessee. Lessee shall also bear the entire cost of any government clean-up order or any third-party lawsuit. Hazardous or toxic material means any substance now, or hereafter, identified by any government agency as requiring special handling, disposal or control unlike regular refuse.

VERBAL
DISCLAIMER

        45. All agreements and concessions between LESSOR and LESSEE for the demised Premise, are included as Addenda or attached letters (no verbal agreements). Any modifications, remodels, or maintenance of leased unit(s), required after Lessor and Lessee have signed this Lease, that are not specifically described in this Lease, Addenda, attached letters, and walk-through will be at no cost to the Lessor. Prior to vacating unit(s), Lessee agrees to restore unit(s) to the condition in which it was received, except for normal wear and tear, at Lessee's expense, unless changes to the unit are approved in writing by Lessor. Discrepancies identified during the initial walk-through inspection not repaired by Lessor will be included in the Lease file and Lessee will not be charged for such repairs.

KEY
AUTHORIZATION

        46. The Ribeiro Corporation makes every effort to protect your property. One of the areas that we have found to be very important is the authorization of lock changes and the release of keys that open your unit. In order to protect you, please list in the space provided, the names of the people authorized to order lock changes and keys.

              NAME                        SOCIAL SECURITY                  HOME TELEPHONE #
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

IN WITNESS WHEREOF, the parties hereto have executed this Lease, or as the case may be, have caused their officers thereunto duly authorize to execute this Lease in duplicate, the day and year first above written.





QUAIL PARK IV, A NV LTD PARTNERSHIP
LESSOR


PAM CASE
Leasing Division
THE RIBEIRO CORPORATION


OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION
LESSEE


BY:
-------------------------------
EDWARD JOHNSON


AS:
-------------------------------
PRESIDENT/CEO


-------------------------------
DATE:

                    TOXIC AND/OR HAZARDOUS MATERIALS ADDENDUM



This Addendum affects the Lease dated June 23, 1997, between QUAIL PARK IV, A NV LTD PARTNERSHIP, hereinafter known as LESSOR, and OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION, hereinafter known as LESSEE, for the property located at 2810 W. CHARLESTON, LAS VEGAS, NEVADA 89102, UNIT(S) #77 & #78.

Lessee guarantees that neither he nor any of his employees, agents or visitors to this premises shall use, store or dispose of any hazardous or toxic materials or chemicals within the subject Demised Premises or any other area within the Project that Demised Premises is a part of. Any such use or storage of any hazardous or toxic materials or chemicals within the subject Demised Premises or other parts of the Project shall constitute a material breach of this lease, and Lessor shall be entitled to implement all means necessary to recover from this breach (as outlined within the Lease). In addition, Lessee shall have sole financial and legal responsibility for the proper and legal clean-up of any spillage or other contamination caused by any use of toxic or hazardous material within Lessee's leased Demised Premises or the Project in general.

It is further agreed, that if upon written notice from Lessor that Lessee has violated the above provisions of this Agreement, Lessee does not complete necessary steps (as outlined in said written notice from Lessor), to achieve satisfactory clean-up within 72 hours, Lessor shall have the right to completed the necessary clean-up and bill entire cost (including any legal costs incurred by Lessor) of same to Lessee.

Lessee shall also bear the entire cost of any government, clean-up order or any third-party lawsuit.

Hazardous or toxic material means any substance now, or hereafter, identified by any government agency as requiring special handling, disposal or control unlike regular refuse.



QUAIL PARK IV, NV LTD PARTNERSHIP      OPTIMUMCARE CORP, A DELAWARE CORPORATION
---------------------------------      ----------------------------------------
LESSOR                                 LESSEE



PAM CASE                               EDWARD A. JOHNSON
--------                               -----------------
LEASING DIVISION                       EDWARD JOHNSON
THE RIBEIRO CORPORATION



7/16/97                                7/15/97
-------                                -------
DATE                                   DATE

                                   DISCLAIMER


All agreements and concessions between LESSOR and LESSEE for the property located at 2810 W. CHARLESTON, LAS VEGAS, NEVADA 89102, UNIT(S) #77 & #78, contained within this Lease, dated June 23, 1997, Addenda or attached letters (no verbal agreements). Any modifications, remodels, or maintenance of leased unit(s), required after Lessor and Lessee have signed this Lease, that are not specifically described in this Lease, Addenda, attached letters, and walk-through will be at no cost to the lessor. Prior to vacating unit(s), Lessee agrees to restore unit(s) to the condition in which it was received, except for normal wear and tear, at Lessee's expense, unless changes to the unit are approved in writing by Lessor. Discrepancies identified during the initial walk-through inspection not repaired by Lessor will be included in the Lease file and Lessee will not be charged for such repairs.


QUAIL PARK IV, NV LTD PARTNERSHIP      OPTIMUMCARE CORP, A DELAWARE CORPORATION
---------------------------------      ----------------------------------------
LESSOR                                 LESSEE



PAM CASE                               EDWARD A. JOHNSON
--------                               -----------------
LEASING DIVISION                       EDWARD JOHNSON
THE RIBEIRO CORPORATION



7/16/97                                7/15/97
-------                                -------
DATE                                   DATE

                              RULES AND REGULATIONS


It is further agreed that the following rules and regulations shall be and are hereby made a part of this Lease, and the Lessee agrees that its employees and agents, or any others permitted by the Lessee to occupy or enter said Demised Premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

1. The sidewalks, entries, and driveways shall not be obstructed by the Lessee, or its agents, or used by them for any purpose other than ingress and egress to and from their Demised Premises. Lessor may remove any such obstruction or thing including ashtrays, a-frame signs, trailers, etc. (unauthorized by Lessor) without notice or obligation to Lessee and at the Lessee's sole cost.

2. Lessee shall not place any moveable objects, including, antennas, trash cans, outdoor furniture, etc., in the parking areas, landscaped area or other areas outside of said Demised Premises, or on the roof of said Demised Premises.

3. Lessee shall not use, keep or permit to be used or to be kept any foul or noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odor and/or vibrations, or interfere in any way with other Lessees or those having business therein. Lessee shall maintain the leased Demised Premises free from mice, bugs, and ants at Lessee's expense.

4. Lessor reserves the right to exclude or expel from the complex any person who in the judgement of the Lessor, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the said project.

5. No outside storage of pallets, boxes, cartons, drums or any other containers or materials used in shipping or transport of goods is allowed. Lessee shall place all refuse in proper receptacles provided by Lessee at Lessee's expense on the Premises or inside enclosures (if any) provided by Lessor for the Building, and shall keep sidewalks and driveways outside the Building and lobbies, corridor stairwells, ducts or shafts of the Building free of all refuse.

6.      No person shall go on the roof without Lessor's permission.

7. All goods, including material used to store goods, delivered to the Demised Premises or Lessee shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

8. Lessee shall not install or operate any steam or gas engine or boiler in the Building. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed hazardous shall not be brought into the Building. Lessees shall not use any other method of heating than that supplied by Lessor.

9. The water closets, urinals, waste lines, vents or flues of the Building shall not be used for any purpose other than those for which they were constructed, and no rubbish, acids, vapors, newspapers or other such substances of any kind shall be thrown into them. The expense caused by any breakage, stoppage, or damage resulting from a violation of this rule by any Lessee, its employees visitors, guests or licensees, shall be paid by Lessee.

10. The Demised Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes.

11. Except as permitted by Lessor, Lessee shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of their Demised Premises or of the Building, and the repair cost of any defacement, damage, or injury caused by Lessee, its agent or employees shall be paid by the Lessee.

12. The cost of repairing any damage to the public partitions of the Building or the public facilities, or to any facilities used in common with other tenants, caused by any Lessee or the employees, licensees, agents or invitees of the Lessee, shall be paid by such Lessee.

13. Lessor reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

14. The Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be needful and desirable and for the safety, care and cleanliness of the Demised Premises and for the preservation of good order therein.


QUAIL PARK IV, NV LTD PARTNERSHIP      OPTIMUMCARE CORP, A DELAWARE CORPORATION
---------------------------------      ----------------------------------------
LESSOR                                 LESSEE



PAM CASE                               EDWARD A. JOHNSON
--------                               -----------------
LEASING DIVISION                       EDWARD JOHNSON
THE RIBEIRO CORPORATION



7/16/97                                7/15/97
-------                                -------
DATE                                   DATE

                  DUTIES OWED BY A NEVADA REAL ESTATE LICENSEE


In Nevada, a real estate licensee can (1) act for only one party to a real estate transaction, (2) act for more than one party to a real estate transaction with written consent of each party, or (3) if licensed as a broker, assign different licensees affiliated with the broker's company to separate parties to a real estate transaction. A licensee, acting as an agent, must act in one of the above capacities in every real estate transaction.

LICENSEE: The Licensee in the real estate transaction is PAM CASE ("Licensee") whose license number is 38603. The Licensee is acting for THE LESSOR. BROKER:
The Broker in the real estate transaction is BOB SZEMANSKI ("Broker"), whose company is THE RIBEIRO CORPORATION ("Company").

A Nevada Real Estate licensee in a real estate transaction shall:

1. Disclose to each party to the real estate transaction as soon as is practicable:
        a) Any material and relevant facts, date or information which Licensee knows, or which by the exercise of reasonable care and diligence licensee should have known, relating to the property which is the subject of the real estate transaction. b) Each source from which Licensee will receive compensation as a result of the transaction. c) That Licensee is a principal to the transaction or has an interest in a principal to the transaction. d) Any changes in Licensee's relationship to a party to the real estate transaction.

2. Disclose, if applicable, that Licensee is acting for more than one party to the transaction. Upon making such a disclosure the Licensee must obtain the written consent of each party to the transaction for whom Licensee is acting before Licensee may continue to act in Licensee's capacity as agent.

3. Exercise reasonable skill and care with respect to all parties to the real estate transaction.

4.      Provide to each party to the real estate transaction this form.

5. Not disclose, except to the Broker, confidential information relating to the client.

6. Exercise reasonable skill and care to carry out the terms of the brokerage agreement and to carry out Licensee's duties pursuant to the terms of the brokerage agreement.

7. Not disclose confidential information relating to a client for 1 year after the revocation or termination of the brokerage agreement, unless Licensee is required to do so by order of the court. Confidential Information includes, but is not limited to the client's motivation to purchase, sell or trade and other information of a personal nature.

8. Promote the interest of his client by: a) Seeking a sale, lease or property at the price and terms stated in the brokerage agreement or at a price acceptable to the client. b) Presenting all offers made to or by the client as soon as practicable. c) Disclosing to the client material facts of which the licensee has knowledge concerning the transaction. d) Advising the client to obtain advice from an expert relating to matters which are beyond the expertise of the licensee. e) Accounting for all money and property Licensee receives in which the client may have an interest as soon as is practicable.


9. Not deal with any party to a real estate transaction in a manner which is deceitful, fraudulent or dishonest.


10. Abide by all duties, responsibilities an obligations required of Licensee in chapters 119, 119A, 119B, 645, 645A, and 645C of the NRS.

In the event any party to the real estate transaction is also represented by a licensee who is affiliated with the same Company, the Broker may assign another licensee to act for that party. The above Licensee will continue to act for you. As set forth above, no confidential information will be disclosed.

I/We acknowledge receipt of a copy of this list of licensee duties, and have read an understand this disclosure.

Lessee __________________  Date _______________ Time ____________________am/pm

Lessor __________________  Date _______________ Time ____________________am/pm


              CONFIRMATION REGARDING REAL ESTATE AGENT RELATIONSHIP

Property Address 2810 W. CHARLESTON, #77 & #78, LAS VEGAS, NV 89102

I/We confirm the duties of a real estate licensee of which has been presented and explained to me/us. My/our representative is:

PAM CASE is the AGENT of [X] Lessor Exclusively* [ ] Both Lessee & Lessor

                               is the AGENT of [ ] Lessee Exclusively [ ] Lessor
Exclusively [ ] Both Lessee & Lessor

IF LICENSEE IS ACTING FOR MORE THAN ONE PARTY IN THIS TRANSACTION, you will be provided a Consent to Act for your review, consideration and approval or rejection. A licensee can legally represent both the Lessor and Lessee in a transaction, but ONLY with the knowledge and written consent of BOTH the Lessor and Lessee.

A licensee who is acting for the Lessor exclusively, is not representing the Lessee and has no duty to advocate or negotiate for the Lessee.

A licensee who is acting for the Lessee exclusively, is not representing the Lessor and has no duty to advocate or negotiate for the Lessor.

THE RIBEIRO CORPORATION                    DAVID LEWIS & ASSOCIATES
-----------------------                    ------------------------
Listing Company              Date          Lessee's Company                Date

by PAM CASE                 7/16/97        by
-----------------------------------        -------------------------------------
Licensed Real Estate Agent   Date             Licensed Real Estate Agent   Date

Lessor PAM CASE             7/16/97        Lessee EDWARD A.JOHNSON       7/16/97
-----------------------------------        -------------------------------------